                         MFS(R) CONCENTRATED GROWTH FUND

                      Supplement to the Current Prospectus

The Board of Trustees which oversees the MFS Concentrated Growth Fund (the "Fund") decided, at their regular meeting on February 21, 2001, to terminate the Fund effective March 16, 2001, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Fund, the Board of Trustees has suspended the sale of the Fund's shares effective immediately. Consequently, purchase orders for Fund shares that are received on or after February 27, 2001 will be rejected by the Fund.

Until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is enclosed with the Notice of Termination.

                The Date of this Supplement is February 26, 2001.